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                                                                    EXHIBIT 10c7

                        HOUSTON INDUSTRIES INCORPORATED
                     EXECUTIVE INCENTIVE COMPENSATION PLAN

                   (As Established Effective January 1, 1985)


                                Sixth Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Executive Incentive Compensation Plan, effective January 1, 1985 (the "Plan"), and having reserved the right under Section 18 thereof to amend the Plan, does hereby amend the definition of "Company" in Section 2 of the Plan, effective August 6, 1997, to read as follows:

                 "F.      'Company':  Houston Industries Incorporated, any
         successor thereto, and/or any subsidiaries adopting the Plan with approval of the Board of Directors."

                 IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of August 6, 1997.


                                       HOUSTON INDUSTRIES INCORPORATED



                                       By /s/ LEE W. HOGAN
                                         -----------------------------------
                                         Name: Lee W. Hogan
                                              ------------------------------
                                         Title: Executive Vice President
                                               -----------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
-----------------------------